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                           ONE GROUP(R) MUTUAL FUNDS

                      Supplement dated December 30, 2003
                  to all One Group Mutual Funds Prospectuses
                            dated November 1, 2003

THIS SUPPLEMENT SUPERCEDES AND REPLACES THE SUPPLEMENT DATED DECEMBER 29, 2003 TO ALL ONE GROUP MUTUAL FUNDS PROSPECTUSES DATED NOVEMBER 1, 2003. The following new section will be added to the prospectuses at the end of the section entitled "Dividend Policies:"

   SCHEDULE FOR DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. The schedule of dates for distribution of dividends and capital gains for calendar year 2004 will be available on line at www.onegroup.com in January 2004. You may also request a hard copy of the schedule at no charge by calling 1-800-480-4111.

The following new sentence regarding redemption fees will be added to prospectuses for One Group High Yield Bond Fund, One Group Market Neutral Fund, One Group International Equity Index Fund, and One Group Diversified International Fund under a section entitled "Additional Information Regarding Redemptions."

   REDEMPTION FEES OF LESS THAN $50. The High Yield Bond Fund, the Market Neutral Fund, the International Equity Index Fund and the Diversified International Fund do not require a redemption fee if the amount of such fee would be less than $50. Your Shareholder Servicing Agent may have a lower minimum or no minimum for charging redemption fees. Check with your Shareholder Servicing Agent for more details.

The following new section 6 is added to the end of WAIVER OF CLASS B AND CLASS C SALES CHARGE in the Class A, Class B, and Class C prospectuses for One Group Equity Funds, One Group Bond Funds, One Group Municipal Bond Funds, One Group Investor Funds and One Group Market Neutral Fund:

   6. No sales charge is imposed on redemptions of Class B or Class C shares of a Fund that represent a required minimum distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-F-SUPP3